Contract liabilities	12 Months Ended
Dec. 31, 2021
Contract liabilities [abstract]
Contract liabilities

5.28	Contract liabilities

A contract liability has to be recognized, when the customer already provided the consideration or part of the consideration, before an entity has fulfilled its performance obligation (agreed goods or services which should be delivered or provided), resulting from the “contract”.

Development of contract liabilities is presented in the table below:

€ in thousand	2021	2020
Balance as at January 1	89,636	1,426
Revenue recognition	(89,364)	(594)
Exchange rate differences	7	101
Addition	128,479	88,703
Balance as at December 31	128,758	89,636
Less non-current portion	(4,741)	(58)
Current portion	124,017	89,578

With regards to additions in 2021, €116.9 million were related to the APA with the European Commission to supply up to 60 million doses of VLA2001, €3.8 million were related to the APA with the Kingdom of Bahrain, and €4.7 million were related to a payment received from the DoD for IXIARO. With regards to changes to the position because of revenue recognized in 2021, €87.0 million related to the UK Supply Agreement (refer to Note 5.1).

As at December 31, 2020, €87.0 million related to the UK Supply Agreement (see Note 5.1), €1.6 million related to CTM services provided to different customers and €1.0 million related to the agreement for the development, manufacturing and marketing of Valneva’s single-shot chikungunya vaccine, VLA1553, in LMICs with Instituto Butantan.